CINERGY GLOBAL RESOURCES, INC.


                                       AND


                              THE FIFTH THIRD BANK,
                                     Trustee


                                ----------------


                          First Supplemental Indenture


                          Dated as of October 15, 1998


                                       To


                                    Indenture


                          Dated as of October 15, 1998

                                ----------------


                            6.20% Debentures due 2008






FIRST SUPPLEMENTAL INDENTURE (herein the "Supplemental Indenture"), dated as of October 15, 1998, between Cinergy Global Resources, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 139 East Fourth Street, Cincinnati, Ohio 45202, and The Fifth Third Bank, an Ohio banking corporation, as Trustee (herein called the "Trustee") under the Indenture dated as of October 15, 1998 between the Company and the Trustee (the "Indenture").

                             Recitals of the Company

         The Company has executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as in the Indenture provided.

         Pursuant to the terms of the Indenture, the Company desires to provide in this Supplemental Indenture for the establishment of a new series of its Securities to be known as its 6.20% Debentures due 2008 (herein called the "Debentures").

         All things necessary to make this Supplemental Indenture a valid agreement of the Company have been done.

         Now, Therefore, This Supplemental Indenture Witnesseth:

         For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Debentures and the Insurer (as hereinafter defined), as follows:

                                   ARTICLE ONE

                                   Definitions

         All words and terms defined in Article One of the Indenture shall have the same meanings in this Supplemental Indenture, except that (or in addition thereto) the words and terms set forth below shall have the following meanings:

         "Agent" means any Security Registrar, Paying Agent or co-registrar.

         "Applicable Accrued Interest Amount" means, at the Optional Redemption Date, the amount of interest accrued and unpaid from the prior interest payment date to the Optional Redemption Date on the Debentures subject to the Optional Redemption determined at the rate per annum shown in the title thereof, computed on the basis of a 360-day year of twelve 30-day months.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Debenture, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

         "Cedel" means Cedel Bank, societe anonyme.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures to be redeemed pursuant to the Optional Redemption.

         "Comparable Treasury Price" means, with respect to the Optional Redemption Date, the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date.
         "Debt Service" means the scheduled amount of interest, premium (if any) and amortization of principal payable on the Debentures on any Interest Payment Date.

         "Definitive Debenture" means a certificated Debenture registered in the name of the Holder thereof and issued in accordance with Article Three hereof, in the form of Exhibit A-1 hereto except that such Debenture shall not bear the Global Debenture Legend and shall not have the "Schedule of Exchanges of Interests in the Global Debenture" attached hereto.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

         "Events of Default" means those events specified as Events of Default in Section 211 hereof.

         "Global Debentures" means, individually and collectively, each of the Restricted Global Debentures and the Unrestricted Global Debentures in the form of Exhibit A hereto issued in accordance with Section 301, 303(b)(iv) or 303(d)(ii) hereof.

         "Global Debenture Legend" means the legend set forth in Section 303(f)(ii) hereof, which is required to be placed on all Global Debentures issued under this Supplemental Indenture.

         "Guarantor" means Cinergy Corp.

         "Guaranty Agreement" means the agreement of that name dated as of November 3, 1998 between the Guarantor and the Trustee guaranteeing payment of Debt Service on the Debentures.

         "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "Indirect Participant" means a Person who holds a beneficial interest in a Global Debenture through a Participant.

         "Initial Purchaser" means a purchaser of Debentures from the Company upon the initial issuance thereof by the Company.

         "Insurance Policy" means the unconditional and irrevocable policy of financial guaranty insurance to be issued by the Insurer on November 3, 1998 guaranteeing payment of regularly scheduled principal of and interest on the Debentures.

         "Insurer" means MBIA Insurance Corporation.

         "Maturity Date" means November 3, 2008.

         "Non-U.S. Person" means a Person who is not a U.S. Person.

         "Optional Redemption" means the right of the company to redeem Debentures as set forth in Section 210 hereof.

         "Optional Redemption Date" means the date of an Optional Redemption.

         "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

         "Private Placement Legend" means the legend set forth in Section 303(f)(i) hereof to be placed on all Debentures issued under this Supplemental Indenture except where otherwise permitted by the provisions of this Supplemental Indenture.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer").

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Global Debenture" means a Regulation S Temporary Global Debenture or Regulation S Permanent Global Debenture, as appropriate.

         "Regulation S Permanent Global Debenture" means a permanent global Debenture in the form of Exhibit A-1 hereto bearing the Global Debenture Legend and the Private Placement Legend, if applicable, and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Debenture upon expiration of the Restricted Period.

         "Regulation S Temporary Global Debenture" means a temporary global Debenture in the form of Exhibit A-2 hereto bearing the Global Debenture Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Debentures initially sold in reliance on Rule 903 of Regulation S.

         "Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the Optional Redemption Date but for the Optional Redemption.

         "Restricted Definitive Debenture" means a Definitive Debenture bearing the Private Placement Legend.

         "Restricted Global Debenture" means a Global Debenture bearing the Private Placement Legend.

         "Restricted Period" means the 40-day restricted period as defined in Regulation S.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 144A Global Debenture" means the form of the Debentures initially sold to QIBs.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated under the Securities Act.

         "Treasury Rate" means, with respect to the Optional Redemption Date (if any), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

         "Unrestricted Global Debenture" means a permanent global Debenture in the form of Exhibit A-1 attached hereto that bears the Global Debenture Legend and that has the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Debentures that do not bear the Private Placement Legend.

         "Unrestricted Definitive Debenture" means one or more Definitive Debentures that do not bear and are not required to bear the Private Placement Legend.

         "U.S. Person" means (i) any  individual  resident in the United States,
(ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settler, if the trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated and owned, by "accredited investors" within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided that the term "U.S. Person" shall not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.


                                   ARTICLE TWO

                Terms of the Debentures; Payments by the Company

         Section 201. Establishment of the Debentures. There is hereby authorized a series of Securities designated the "6.20% Debentures due 2008," limited in aggregate principal amount to $150,000,000. The Debentures shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on November 3, 2008 and shall be issued in the form of registered Global Securities without coupons, registered in the name of the Depositary or its nominee. The provisions of Section 305 of the Indenture applicable to Global Securities shall apply to the Debentures.

         Section 202. Terms of the Debentures. Interest on each of the Debentures shall be payable semiannually on May 3 and November 3 of each year, commencing May 3, 1999 (each an "Interest Payment Date"), at the rate per annum specified in the designation of the Debentures from November 3, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to registered Holders of record on the Business Day immediately preceding such Interest Payment Date (each a "Regular Record Date"). The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

         Any payment on the Debentures due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date, unless such payment is a payment at Maturity or upon redemption, in which case interest shall accrue thereon at the stated rate for such additional days.

         Section 203. Payments by Company. All amounts due on the Debentures on any Interest Payment Date as Debt Service shall be paid by the Company to the Trustee three Business Days prior to such date.

         Section 204. Insurance. Timely payment of principal of and interest on the Debentures shall, at all times while any Debenture is Outstanding, be guaranteed by the Insurance Policy.

         Section 205. Payments. Subject to agreements with or the rules of The Depository Trust Company ("DTC") or any successor book-entry security system or similar system with respect to Global Securities, principal of and any premium and interest on the Debentures shall be payable at the office of the Paying Agent or Paying Agents as the Company may designate for such purpose from time to time, except that at the option of the Company payment of any interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register. The corporate trust office of the Trustee in the City of Cincinnati, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is hereby designated as the Company's sole Paying Agent for payments with respect to the Debentures. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which any Paying Agent acts, except that the Company shall maintain a Paying Agent in each Place of Payment for the Debentures.

         Section 206.     Denominations.   The  Debentures  shall  be  issued in
denominations of $1,000 or any integral multiple of $1,000.

         Section 207. Legal Tender. Principal of, premium (if any) and interest on the Debentures shall be payable in the coin or currency of the United States of America, which, at the time of payment, is legal tender for public and private debts.

         Section 208. Defeasance. With the prior consent of the Insurer, so long as the Insurance Policy is in effect and the Insurer is not in default of its obligation to make payments thereunder, the Debentures shall be subject to defeasance, at the Company's option, as provided for in Sections 1302 and 1303 of the Indenture.

         Section 209. No Sinking Fund. The Debentures will not be subject to any sinking fund.

         Section 210. Optional Redemption. Subject to the terms of Article Eleven of the Indenture, the Company shall have the right to redeem the Debentures, in whole but not in part, from time to time and at any time upon not less than 30 days' notice to the holders, at a redemption price equal to the sum of (A) the greater of (i) 100% of the principal amount of the Debentures to be redeemed or (ii) the sum of the present values of the Remaining Scheduled
Payments thereon discounted to the Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less the Applicable Accrued Interest Amount plus (B) the Applicable Accrued Interest Amount.

         Section 211. Events of Default. Each of the following shall constitute an "Event of Default" with respect to the Debentures: (a) failure to pay principal of or any premium on any Debenture when due; (b) failure to pay any interest on any Debenture when due; (c) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture or this Supplemental Indenture (other than a covenant or warranty included in the Indenture solely for the benefit of a series other than the Debentures), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Insurer or the Holders of at least 35% of the principal amount of the Outstanding Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under this Supplemental Indenture; (d) those events specified in clauses (5) and (6) of Section 501 of the Indenture; (e) the Guaranty Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or the Guarantor, or any person on behalf of the Guarantor, shall deny or disaffirm its obligations under the Guaranty Agreement; and (f) an event of default shall occur and be continuing under the Guaranty Agreement.

         Section 212. Collection of Indebtedness and Suits by Trustee. Paragraph
(1) of Section 503 of the Indenture is hereby amended with respect to the Debentures to read as follows:

                (1) default is made in the payment of any interest on any Security when such interest becomes due and payable, or

         Section 213. Application of Money Collected. With respect to the Debentures, any money collected by the Trustee pursuant to Article Five of the Indenture and distributed pursuant to Section 506 thereof shall not be paid to the Company until (i) the Insurer has been fully reimbursed for any amounts paid pursuant to a claim on the Insurance Policy and has been paid any other amounts to which it is entitled and (ii) the Guarantor has been fully reimbursed for any amounts paid pursuant to the Guaranty Agreement.


                                  ARTICLE THREE

                                 The Debentures

         Section 301. Original Issue of Debentures. Debentures in the aggregate principal amount of $150,000,000 may, upon execution of this Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures upon a Company Order without any further action by the Company.

         Section 302.  Form of the Debentures.

         (a) Global Debentures. Debentures issued in global form shall be substantially in the form of Exhibit A-1 attached hereto (including the Global Debenture Legend thereon and the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto). Debentures issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Debenture Legend thereon and without the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto). Each Global Debenture shall represent such of the outstanding Debentures as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Debentures from time to time endorsed thereon and that the aggregate principal amount of outstanding Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Debentures represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 303 hereof.

         (b) Temporary Global Debentures. Debentures offered and sold in reliance on Regulation S shall be issued initially in the form of Exhibit A-2 attached hereto, which shall be deposited on behalf of the purchasers of the Debentures represented thereby with the Trustee, at its Cincinnati office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by the Company and authenticated by the Trustee as herein provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Debenture (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Rule 144A Global
Debenture, all as contemplated by Section 303 hereof), and (ii) an Officers' Certificate from the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Debenture shall be exchanged for beneficial interests in Regulation S Permanent Global Debentures pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Debentures, the Trustee shall cancel the Regulation S Temporary Global Debenture. The aggregate principal amount of the Regulation S Temporary Global Debenture and the Regulation S Permanent Global Debentures may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

         (c) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Debenture and the Regulation S Permanent Global Debentures that are held by Participants through Euroclear or Cedel Bank.

         (d) General. The terms and provisions contained in the Debentures shall constitute, and are hereby expressly made, a part of this Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provisions of any Debenture conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

         Section 303.  Transfer and Exchange of Debentures.

         (a) Transfer and Exchange of Global Debentures. A Global Debenture may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Debentures will be exchanged by the Company for Definitive Debentures if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Debentures (in whole but not in part) should be exchanged for Definitive Debentures and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Debenture be exchanged by the Company for Definitive Debentures prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act or (iii) there shall have occurred and be continuing a default or an Event of Default and the Trustee receives a request from the Depositary to issue Definitive Debentures. Upon the occurrence of any of the preceding events, Definitive Debentures shall be issued in such names as the Depositary shall instruct the Trustee. Global Debentures also may be replaced, in whole or in part, as provided in Sections 304 and 306 of the Indenture. Every Debenture authenticated and delivered in exchange for, or in lieu of, a Global Debenture or any portion thereof, pursuant to this Section 303 or Sections 304 or 306 of the Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Debenture. A Global Debenture may not be exchanged for another Debenture other than as provided in this Section 303(a), however, beneficial interests in a Global Debenture may be transferred and exchanged as provided in Section 303(b) or (c) hereof.

         (b) Transfer and Exchange of Beneficial Interests in the Global Debentures. The transfer and exchange of beneficial interests in the Global Debentures shall be effected through the Depositary, in accordance with the provisions of this Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Debentures shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Debentures also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                (i) Transfer of Beneficial Interests in the Same Global Debenture. Beneficial interests in any Restricted Global Debenture may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Debenture in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Regulation S Global Debentures may not be made to a U.S.

         Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Debenture may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture.
          No written orders or instructions shall be required to be delivered to the  Security  Registrar  to effect  the  transfers  described  in this
         Section 303(b)(i).

                (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Debentures. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 303(b)(i) above, the transferor of such beneficial interest must deliver to the Security Registrar either (A)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Debenture in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Debenture in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Debenture shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Debentures be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Debenture prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Debentures contained in this Supplemental Indenture and the Debentures or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Debenture(s) pursuant to Section 303(g) hereof.

                (iii) Transfer of Beneficial Interests to Another Restricted Global Debenture. A beneficial interest in any Restricted Global Debenture may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Debenture if the transfer complies with the requirements of Section 303(b)(ii) above and the Security Registrar receives the following:

                       (A) if the transferee will take delivery in the form of a
                beneficial interest in the Rule 144A Global Debenture, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                       (B) if the transferee will take delivery in the form of a
                beneficial interest in the Regulation S Temporary Global Debenture or the Regulation S Global Debenture, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Debenture for Beneficial Interests in the Unrestricted Global Debenture. A beneficial interest in any Restricted Global Debenture may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Debenture or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture if the exchange or transfer complies with the requirements of Section 303(b)(ii) above and the Security Registrar receives the following:

                       (A) if the holder of such beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Debenture, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                              (B) if the holder of such beneficial interest in a
               Restricted Global Debenture proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in (A) and (B) above, if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         If any such transfer is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Debenture has not yet been issued, the Company shall issue and the Trustee shall authenticate, pursuant to
         Section 614 of the Indenture, one or more Unrestricted Global Debentures in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to this subparagraph (iv).

         Beneficial interests in an Unrestricted Global Debenture cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Debenture.

         (c) Transfer or Exchange of Beneficial Interests for Definitive Debentures.

                (i)  Beneficial  Interests in  Restricted  Global  Debentures to
         Restricted Definitive Debentures. If any holder of a beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a Restricted Definitive Debenture or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Debenture, then, upon receipt by the Security Registrar of the following documentation:

                       (A) if the holder of such beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a Restricted Definitive Debenture, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                       (B) if such beneficial interest is being transferred to a
                QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                       (C) if such beneficial interest is being transferred to a
                Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                       (D) if such  beneficial  interest  is  being  transferred
                pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                       (E) if such beneficial  interest is being  transferred to
                the Company or any of its subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                       (F) if such  beneficial  interest  is  being  transferred
                pursuant  to  an  effective  registration  statement  under  the
               Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Debenture to be reduced accordingly pursuant to
         Section 303(g) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Debenture in the appropriate principal amount. Any Definitive Debenture issued in exchange for a beneficial interest in a Restricted Global Debenture pursuant to this Section 303(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Debentures to the Persons in whose names such Debentures are so registered. Any Definitive Debenture issued in exchange for a beneficial interest in a Restricted Global Debenture pursuant to this Section 303(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                (ii) Restrictions on Exchanges of Regulation S Temporary Global Securities. Notwithstanding Sections 303(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Debenture may not be exchanged for a Definitive Debenture or transferred to a Person who takes delivery thereof in the form of a Definitive Debenture prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903 under the Securities Act except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                (iii) Beneficial Interests in Restricted Global Debentures to Unrestricted Definitive Debentures. A holder of a beneficial interest in a Restricted Global Debenture may exchange such beneficial interest for an Unrestricted Definitive Debenture or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Debenture only if the Security Registrar receives the following:

                       (A) if the holder of such beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a Definitive Debenture that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                (1)(b) thereof; or

                       (B) if the holder of such beneficial interest in a Restricted Global Debenture proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Debenture that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                (iv) Beneficial Interests in Unrestricted Global Debentures to Unrestricted Definitive Debentures. If any holder of a beneficial interest in an Unrestricted Global Debenture proposes to exchange such beneficial interest for a Definitive Debenture or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Debenture, then, upon satisfaction of the conditions set forth in Section 303(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Debenture to be reduced accordingly pursuant to Section 303(g) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Debenture in the appropriate principal amount. Any Definitive Debenture issued in exchange for a beneficial interest pursuant to this Section 303(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Debentures to the Persons in whose names such Debentures are so registered. Any Definitive Debenture issued in exchange for a beneficial interest pursuant to this Section 303(c)(iv) shall not bear the Private Placement Legend.

         (d) Transfer and Exchange of Definitive Debentures for Beneficial Interests.

                (i) Restricted Definitive Debentures to Beneficial Interests in Restricted Global Debentures. If any Holder of a Restricted Definitive Debenture proposes to exchange such Debenture for a beneficial interest in a Restricted Global Debenture or to transfer such Restricted Definitive Debentures to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Debenture, then, upon receipt by the Security Registrar of the following documentation:

                       (A) if the Holder of such Restricted Definitive Debenture
                proposes to exchange such Debenture for a beneficial interest in a Restricted Global Debenture, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                       (B) if such Definitive  Debenture is being transferred to
                a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                       (C) if such  Restricted  Definitive  Debenture  is  being
                transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                       (D) if such  Restricted  Definitive  Debenture  is  being
                transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof, or

                       (E) if such  Restricted  Definitive  Debenture  is  being
                transferred to the Company or any of its subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                       (F) if such  Restricted  Definitive  Debenture  is  being
                transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Debenture, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Debenture, in the case of clause (B) above, the Rule 144A Global Debenture, and in the case of clause (C) above, the Regulation S Global Debenture.

                (ii) Restricted Definitive Debentures to Beneficial Interests in Unrestricted Global Debentures. A Holder of a Restricted Definitive Debenture may exchange such Debenture for a beneficial interest in an Unrestricted Global Debenture or transfer such Restricted Definitive Debenture to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture only if the Security Registrar receives the following:

                       (A) If the Holder of such Definitive  Debentures proposes
               to exchange such Debentures for a beneficial interest in the Unrestricted Global Debenture, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                       (B) If the Holder of such Definitive  Debentures proposes
                to transfer such Debentures to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Debenture, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (ii), and if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         Upon satisfaction of the conditions of any of the subparagraphs in this
         Section 303(d)(ii), the Trustee shall cancel the Definitive Debentures and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Debenture.

                (iii) Unrestricted Definitive Debentures to Beneficial Interests in Unrestricted Global Debentures. A Holder of an Unrestricted Definitive Debenture may exchange such Debenture for a beneficial interest in an Unrestricted Global Debenture or transfer such Definitive Debentures to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Debenture and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Debentures.

If any such exchange or transfer from a Definitive Debenture to a beneficial interest is effected pursuant to subparagraphs (ii) or (iii) above at a time when an Unrestricted Global Debenture has not yet been issued, the Company shall issue and the Trustee shall authenticate, pursuant to Section 614 of the Indenture, one or more Unrestricted Global Debentures in an aggregate principal amount equal to the principal amount of Definitive Debentures so transferred.

         (e) Transfer and Exchange of Definitive Debentures for Definitive Debentures. Upon request by a Holder of Definitive Debentures and such Holder's compliance with the provisions of this Section 303(e), the Security Registrar shall register the transfer or exchange of Definitive Debentures. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Debentures duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by the Holder's attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 303(e).

                (i) Restricted Definitive Debentures to Restricted Definitive Debentures. Any Restricted Definitive Debenture may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Debenture if the Security Registrar receives the following:

                       (A) if the  transfer  will be made  pursuant to Rule 144A
                under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                       (B) if the transfer  will be made pursuant to Rule 903 or
                Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item
                (2) thereof; and

                       (C) if the  transfer  will be made  pursuant to any other
                exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                (ii) Restricted Definitive Debentures to Unrestricted Definitive Debentures. Any Restricted Definitive Debenture may be exchanged by the Holder thereof for an Unrestricted Definitive Debenture or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Debenture if the Security Registrar receives the following:

                       (A) if the Holder of such Restricted Definitive Debentures proposes to exchange such Debentures for an Unrestricted Definitive Debenture, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                       (B) if the Holder of such Restricted Definitive Debentures proposes to transfer such Debentures to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Debenture, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and in each such case set forth in this subparagraph (ii), if the Security Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                (iii) Unrestricted Definitive Debentures to Unrestricted Definitive Debentures. A Holder of Unrestricted Definitive Debentures may transfer such Debentures to a Person who takes delivery thereof in the form of an Unrestricted Definitive Debenture. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Debentures pursuant to the instructions from the Holder thereof.

         (f) Legends. The following legends shall appear on the face of all Global Debentures and Definitive Debentures issued under this Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this Supplemental Indenture.

                (i) Private Placement Legend. (A) Except as permitted by subparagraph (B) below, each Global Debenture and each Definitive Debenture (and all Debentures issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                "THIS  SECURITY  (OR ITS  PREDECESSOR)  HAS NOT BEEN  REGISTERED
                UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN

               ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE FIRST SUPPLEMENTAL INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."

                       (B) Notwithstanding  the foregoing,  any Global Debenture
                or  Definitive   Debenture   issued  pursuant  to  subparagraphs
                (b)(iv),  (c)(iii),  (d)(ii),  (d)(iii),  (e)(ii) or (e)(iii) to
                this Section 303 (and all Debentures issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                (ii) Global Debenture Legend. Each Global Debenture shall bear a legend in substantially the following form:

                "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
                REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                (iii) Regulation S Temporary Global Debenture Legend. The Regulation S Temporary Global Debenture shall bear a legend in substantially the following form:

                "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE FIRST SUPPLEMENTAL INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

         (g) Cancellation and/or Adjustment of Global Debentures. At such time as all beneficial interests in a particular Global Debenture have been exchanged for Definitive Debentures or a particular Global Debenture has been redeemed, repurchased or canceled in whole and not in part, each such Global Debenture shall be returned to or retained and canceled by the Trustee in accordance with
Section 309 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Debenture is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Debenture or for Definitive Debentures, the principal amount of

Debentures represented by such Global Debenture shall be reduced accordingly and an endorsement shall be made on such Global Debenture by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Debenture, such other Global Debenture shall be increased accordingly and an endorsement shall be made on such Global Debenture by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.


                                  ARTICLE FOUR

                 Paying Agent and Security Registrar; Depositary

         Section 401. Paying Agent and Security Registrar. The Fifth Third Bank is hereby appointed the Paying Agent and Security Registrar for the Debentures.

         Section 402. Depositary. DTC is hereby appointed the Depositary fo the Debentures.

                                  ARTICLE FIVE

                               Insurer Provisions

         Section 501. Rights of Insurer Controlling. Anything herein to the contrary notwithstanding, if the Insurance Policy is in effect with respect to the Debentures and the Insurer is not in default of its obligation to make payments thereunder, the Insurer shall be deemed to be the owner of all Debentures then Outstanding for all voting purposes (including, without limitation, all approvals, consents, waivers, and the institution of any action), and shall have the exclusive right to exercise or direct the exercise of remedies on behalf of the Holders of the Debentures in accordance with the terms hereof following an Event of Default, and the principal of all the Debentures Outstanding may not be declared to be due and payable immediately without the prior written consent of the Insurer. Notwithstanding the foregoing, the Insurer may not modify in any manner the terms and provisions of Sections 201 and 202 hereof.

         Section 502. Payments Under the Insurance Policy. (a) If, on the second Business Day next preceding any date on which payment of principal of or interest on the Debentures is due, the Trustee has not received payments from the Company pursuant to this Supplemental Indenture or from the Guarantor pursuant to the Guaranty Agreement, in such amounts so that sufficient moneys are available to pay all principal and interest coming due on the Debentures on the next succeeding Interest Payment Date or the Maturity Date, as the case may be, the Trustee shall immediately notify the Insurer or its designee by telephone or facsimile transmission, confirmed in writing by registered or certified mail, of the amount of the deficiency and that the Trustee is making a claim for that amount under the Insurance Policy.

         (b) If the deficiency is made up in whole or in part prior to or on the Interest Payment Date or Maturity Date, the Trustee shall so notify the Insurer or its designee.

         (c) In addition, if the Trustee has notice that any of the Holders have been required to disgorge payments of principal or interest on the Debentures to the Company or to the trustee in bankruptcy for creditors or others pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes a voidable preference to such Holders within the meaning of any applicable bankruptcy laws, then the Trustee shall notify the Insurer or its designee of such fact by telephone or facsimile transmission, confirmed in writing by registered or certified mail.

         (d) The Trustee is hereby irrevocably designated, appointed, directed and authorized to act as attorney-in-fact for Holders of the Debentures as follows:

                (i) if and to the extent there is a deficiency in amounts required to pay interest on the Debentures, the Trustee shall (A) execute and deliver to State Street Bank and Trust Company, N.A., or its successors under the Insurance Policy (the "Insurance Paying Agent"), in form satisfactory to the Insurance Paying Agent, an instrument appointing the Insurer as agent for such Holders in any legal proceeding related to the payment of such interest and an assignment to the Insurer of the claims for interest to which such deficiency relates and which are paid by the Insurer, (B) receive as designee of the respective Holders (and not as Trustee) in accordance with the tenor of the Insurance Policy payment from the Insurance Paying Agent with respect to the claims for interest so assigned and
          (C) disburse the same to such respective Holders; and

                (ii) if and to the extent of a deficiency in amounts required to pay principal of the Debentures, the Trustee shall (A) execute and deliver to the Insurance Paying Agent an instrument appointing the Insurer as agent for such Holder in any legal proceeding relating to the payment of such principal and an assignment to the Insurer of any of the Debentures surrendered to the Insurance Paying Agent of so much of the principal amount thereof as has not previously been paid or for which moneys are not held by the Trustee and available for such payment (but such assignment shall be delivered only if payment from the Insurance Paying Agent is received), (B) receive as designee of the respective Holders (and not as Trustee) in accordance with the tenor of the Insurance Policy payment therefor from the Insurance Paying Agent and (C) disburse the same to such Holders.

         (e) Payments with respect to claims for interest on and principal of the Debentures disbursed by the Trustee from proceeds of the Insurance Policy shall not be considered to discharge the obligation of the Company with respect to such Debentures as set forth in Article One hereof, and the Insurer shall become the owner of such unpaid Debentures and claims for interest in accordance with the tenor of the assignment made to it under the provisions of this subsection or otherwise.

         (f) Irrespective of whether any such assignment is executed and delivered, the Company and the Trustee hereby agree for the benefit of the Insurer that:

                (i) they recognize that to the extent the Insurer makes payments, directly or indirectly (as by paying through the Trustee), on account of principal of or interest on the Debentures, the Insurer will be subrogated to the rights of such Holders to receive the amount of such principal and interest from the Company, with interest thereon as provided in this Supplemental Indenture and the Debentures; and

                (ii) they will accordingly pay to the Insurer the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the Insurance Policy, which principal and interest shall be deemed past due and not to have been paid), with interest thereon as provided in this Supplemental Indenture and the Debentures, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Debentures to Holders and will otherwise treat the Insurer as the owner of such rights to the amount of such principal and interest.

         (g) No amendment or supplement shall be made to this Supplemental Indenture without the prior written consent of the Insurer so long as the Insurance Policy is in effect and the Insurer is not in default of its obligations to make payments thereunder. Copies of any amendments or supplements made to the documents executed in connection with the issuance of the Debentures which are consented to by the Insurer shall be sent to Moody's Investors Service, Inc. or any successor thereto and to Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. or any successor thereto.

         (h) So long as the Insurance Policy is in effect and the Insurer is not in default of its obligations to make payments thereunder, the Insurer shall receive notice of the resignation or removal of the Trustee and any successor trustee must be approved by the Insurer.

         (i) So long as the Insurance Policy is in effect and the Insurer is not in default of its obligations to make payments thereunder, the Insurer shall receive copies of all notices required to be delivered to the Holders and, on an annual basis, copies of the Guarantor's audited financial statements.

         (j) So long as the Insurance Policy is in effect and the Insurer is not in default of its obligations to make payments thereunder, the Insurer shall be notified (i) immediately upon the occurrence of an Event of Default or of any event that with notice and/or with the lapse of time could become an Event of Default, and (ii) of any redemption of the Debentures at the same time that the Holders of the Debentures are notified. All notices, reports and certificates to be delivered to or by the Trustee, or to a Holder of the Debentures or available at the request of the Holders shall also be provided to the Insurer. In addition, all opinions to be delivered to or by the Trustee, or to a Holder of the Debentures shall also be addressed to the Insurer. All notices required to be given to the Insurer under this Supplemental Indenture shall be in writing and shall be sent by registered or certified mail addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management -- PCF.

         (k) Notwithstanding any other provision to the contrary herein, so long as the Insurance Policy is in effect and the Insurer is not in default of its obligations to make payments thereunder, the Insurer is an express third-party beneficiary and may enforce this Supplemental Indenture as if a party hereto.

         (l) Notwithstanding any other provision to the contrary herein, so long as the Insurance Policy is in effect and the Insurer is not in default of its obligations to make payments thereunder, any defeasance of Debentures pursuant to Section 208 hereof requires the prior written consent of the Insurer.

         (m) Prior to satisfaction and discharge of this Supplemental Indenture and the Indenture pursuant to Article Four thereof, any amounts drawn under the Insurance Policy shall be reimbursed to the Insurer. So long as the Insurance Policy is in effect and the Insurer is not in default of its obligations to make payments thereunder, any certificates or opinions to be delivered to the Trustee pursuant to Article Four or Sections 1304 or 1305 of the Indenture shall be delivered concurrently to the Insurer.

         (n) Paragraph (1) of Section 401 of the Indenture is hereby amended with respect to the Debentures to read as follows:

                (1) either (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306,
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for  cancellation  and
         (iii) the Insurer has been fully reimbursed for any amounts paid pursuant to a claim on the Insurance Policy and has been paid any other amounts to which it is entitled; or (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or
         (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                                   ARTICLE SIX

                                Sundry Provisions

         Section 601. Defined Terms. Except as otherwise expressly provided in this Supplemental Indenture or in the form of Debenture or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of Debenture that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

         Section 602. Indenture Ratified and Confirmed. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

         Section 603. Notices. All notices to be delivered to the Company hereunder or under the Indenture and this Supplemental Indenture shall be delivered concurrently to Cinergy Corp. at 139 East Fourth Street, Cincinnati, Ohio 45202, Attention: Treasurer.

                               ------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


         In Witness Whereof, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                            CINERGY GLOBAL RESOURCES, INC.



                            By /s/ William L. Sheafer
                               William L. Sheafer
                               Vice President and Treasurer



                            THE FIFTH THIRD BANK, as Trustee



                            By   /s/ Kerry R. Byrne
                                 Kerry R. Byrne
                                 Vice President

                                   EXHIBIT A-1
                               ------------------


                           (FORM OF FACE OF DEBENTURE)

No.  R-1                                                             $__________

CUSIP No.

                         CINERGY GLOBAL RESOURCES, INC.

                            6.20% DEBENTURE DUE 2008

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE FIRST SUPPLEMENTAL INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING.


--------
1 This should be added only if the Debenture is being issued in global form.

         CINERGY GLOBAL RESOURCES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereafter referred
to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of One Hundred Fifty Million and No/100 Dollars ($150,000,000) on November 3, 2008, and to pay, on May 3 and November 3 of each year, commencing May 3, 1999 (each an "Interest Payment Date"), interest thereon from November 3, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 6.20% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Subject to agreements with or the rules of DTC or any successor book-entry security system or similar system with respect to Global Securities, payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of Cincinnati, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Payments of principal of (and premium, if any) and interest on this Security have been unconditionally guaranteed pursuant to a Guaranty Agreement between Cinergy Corp. and the Trustee, and payments of principal and interest have further been guaranteed by MBIA Insurance Corporation pursuant to an unconditional and irrevocable policy of financial guaranty insurance.

         Any payment on this Security due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date, unless such payment is a payment at maturity or upon redemption, in which case interest shall accrue thereon at the stated rate for such additional days.

         As used herein, "Business Day" means any day, other than a Saturday or Sunday, or a day on which banking institutions in the City of New York or the City of Cincinnati are authorized or obligated by law or executive order to be closed.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         In Witness Whereof, the Company has caused this instrument to be duly executed.

                                          CINERGY GLOBAL RESOURCES, INC.


                                 By............................................




                          CERTIFICATE OF AUTHENTICATION

Dated:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              THE FIFTH THIRD BANK,
                                   as Trustee

                                 By............................................
                                             Authorized Signatory

                         (FORM OF REVERSE OF DEBENTURE)


This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 15, 1998 (the "Base Indenture") between the Company and The Fifth Third Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture dated as of October 15, 1998 between the Company and the Trustee (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $150,000,000.

Timely payment of principal of and interest on the Securities of this series shall, at all times while any Security is Outstanding, be guaranteed by an unconditional and irrevocable policy of financial guaranty insurance (the "Insurance Policy") issued by MBIA Insurance Corporation (the "Insurer").

The Securities of this series will not be subject to any sinking fund.

The Securities of this series are subject to optional redemption, in whole but not in part, from time to time and at any time (such redemption, an "Optional Redemption", and the date thereof, the "Optional Redemption Date") upon not less than 30 days' notice to the holders, at a redemption price equal to the sum of
(A) the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less the Applicable Accrued Interest Amount plus (B) the Applicable Accrued Interest Amount.

"Applicable Accrued Interest Amount" means, at the Optional Redemption Date, the amount of interest accrued and unpaid from the prior interest payment date to the Optional Redemption Date on the Securities of this series subject to the Optional Redemption determined at the rate per annum shown in the title hereof, computed on the basis of a 360-day year of twelve 30-day months.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed pursuant to the Optional Redemption. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

"Comparable Treasury Price" means, with respect to the Optional Redemption Date, the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date.

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"). "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

"Remaining Scheduled Payments" means, with respect to any Securities of this series, the remaining scheduled payments of principal thereof to be redeemed and interest thereon that would be due after the Optional Redemption Date but for the Optional Redemption.

"Treasury Rate" means, with respect to the Optional Redemption Date (if any), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series or certain restrictive covenants and Events of Default with respect to the Securities of this series upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 35% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonably satisfactory indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

If the Insurance Policy is in effect with respect to the Securities of this series and the Insurer is not in default of its obligation to make payments thereunder, the Insurer shall be deemed to be the owner of all Securities of this series then Outstanding for all voting purposes (including, without limitation, all approvals, consents, waivers, and the institution of any action), and shall have the exclusive right to exercise or direct the exercise of remedies on behalf of the Holders of the Securities of this series in accordance with the terms of the Supplemental Indenture following an Event of Default, and the principal of all the Securities of this series Outstanding may not be declared to be due and payable immediately without the prior written consent of the Insurer.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Supplemental Indenture unless otherwise indicated.

                             STATEMENT OF INSURANCE


         The MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such policy being on file at The Fifth Third Bank, Cincinnati, Ohio.

         The Insurer, in consideration of the payment of the premium and subject to the terms of this policy, hereby unconditionally and irrevocably guarantees to any owner, as hereinafter defined, of the following described obligations, the full and complete payment required to be made by or on behalf of the Issuer to The Fifth Third Bank or its successor (the "Paying Agent") of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Obligations (as that term is defined below) as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and
(ii) the reimbursement of any such payment which is subsequently recovered from any owner pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law. The amounts referred to in clauses (i) and (ii) of the preceding sentence shall be referred to herein collectively as the "Insured Amounts." "Obligations" shall mean:


                                  $150,000,000
                         CINERGY GLOBAL RESOURCES, INC.
                            6.20% DEBENTURES DUE 2008


         Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the Insurer from the Paying Agent or any owner of an Obligation the payment of an Insured Amount for which is then due, that such required payment has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such Insured Amounts which are then due. Upon presentment and surrender of such Obligations or presentment of such other proof of ownership of the Obligations, together with any appropriate instruments of assignment to evidence the assignment of the
Insured Amounts due on the Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for such owners of the Obligations in any legal proceeding related to payment of Insured Amounts on the Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the Insured Amounts due on such Obligations, less any amount held by the Paying Agent for the payment of such Insured Amounts and legally available therefor. This policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

         As used herein, the term "owner" shall mean the registered owner of any Obligation as indicated in the books maintained by the Paying Agent, the Issuer, or any designee of the Issuer for such purpose. The term owner shall not include the Issuer or any party whose agreement with the Issuer constitutes the underlying security for the Obligations.

         Any service of process on the Insurer may be made to the Insurer at its offices located at 113 King Street, Armonk, New York 10504 and such service of process shall be valid and binding.

         This policy is non-cancelable for any reason. The premium on this policy is not refundable for any reason including the payment prior to maturity of the Obligations.


                                                   MBIA INSURANCE CORPORATION

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


(Insert assignee's soc. sec. or tax I.D. no.)








(Print or type assignee's name, address and zip code)


and irrevocably appoint  ___________________________________________________  to
transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:


                        Your Signature:
                                      (Sign exactly as your name appears on the face of this Security)



                                     Signature Guarantee:

          [SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL DEBENTURE]2


         [The following exchanges of a part of this Global Debenture for an interest in another Global Debenture or for a Definitive Debenture, or exchanges of a part of another Global Debenture or Definitive Debenture, for an interest in this Global Debenture, have been made:


                                                                         Principal
                         Amount of               Amount of               Amount of this           Signature of
                         decrease in             increase in             Global                   authorized
                         Principal               Principal               Debenture                officer of Trustee
                         Amount of this          Amount of this          following such           or Debenture
Date of                  Global                  Global                  decrease (or             Custodian]
Exchange                 Debenture               Debenture               increase)


--------------------
2 This should be included only if the Debenture is issued in global form.

                                   EXHIBIT A-2
                (FACE OF REGULATION S TEMPORARY GLOBAL DEBENTURE)


         The form of this Debenture shall be the same as Exhibit A-1, except that the following new paragraph shall be added immediately prior to the first paragraph thereof:

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

                                    EXHIBIT B
                         FORM OF CERTIFICATE OF TRANSFER


Cinergy Global Resources, Inc.
139 East Fourth Street
Cincinnati, Ohio 45202

The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263


         Re: 6.20% Debentures due 2008 of Cinergy Global Resources, Inc., a Delaware corporation

         Reference is hereby made to the First Supplemental Indenture dated as of October 15, 1998 among Cinergy Global Resources, Inc. (the "Company") and The Fifth Third Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the First Supplemental Indenture.

         ______________, (the "Transferor") owns and proposes to transfer the Debenture[s] or interest in such Debenture[s] specified in Annex A hereto, in the principal amount of $___________ in such Debenture[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

         1. |_| Check if Transferee will take delivery of a beneficial interest in the 144A Global Debenture or a Definitive Debenture Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Debenture is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Debenture for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable Blue Sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the First Supplemental Indenture, the transferred beneficial interest or Definitive Debenture will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Debenture and/or the Definitive Debenture and in the First Supplemental Indenture and the Securities Act.

         2. |_| Check if Transferee will take delivery of a beneficial interest in the Temporary Regulation S Global Debenture, the Regulation S Global Debenture or a Definitive Debenture pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that
(i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore Securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Debenture will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Debenture, the Temporary Regulation S Global Debenture and/or the Definitive Debenture and in the First Supplemental Indenture and the Securities Act.

         3. |_| Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Debenture pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Debentures and Restricted Definitive Debentures and pursuant to and in accordance with the Securities Act and any applicable Blue Sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

         (a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;
                                       or

         (b) |_| such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

         (c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

         4. |_| Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Debenture or an Unrestricted Definitive Debenture.

         (a) |_| Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the First Supplemental Indenture and any applicable Blue Sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the First Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the First Supplemental Indenture, the transferred beneficial interest or Definitive Debenture will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Debentures, on Restricted Definitive Debentures and in the First Supplemental Indenture.

         (b) |_| Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the First Supplemental Indenture and any applicable Blue Sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the First Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the First Supplemental Indenture, the transferred beneficial interest or Definitive
Debenture will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Debentures, on Restricted Definitive Debentures and in the First Supplemental Indenture.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


         [Insert Name of Transferor]
         By:
         Name:
         Title:


Dated:

                       ANNEX A TO CERTIFICATE OF TRANSFER



1.        The Transferor owns and proposes to transfer the following:



                            [CHECK ONE OF (a) OR (b)]



          (a)       |_| a beneficial interest in the:



                    (i)    |_| 144A Global Debenture (CUSIP __________), or



                    (ii)   |_| Regulation S Global Debenture (CUSIP __________);
                           or



          (b)       |_| a Restricted Definitive Debenture.



2. After the Transfer the Transferee will hold:

                                   [CHECK ONE]

          (a)       |_| a beneficial interest in the:





                    (i)    |_| 144A Global Debenture (CUSIP __________), or

                    (ii)   |_| Regulation S Global Debenture (CUSIP __________),
                               or

                    (iii)  |_| Unrestricted   Global   Debenture   without
                               Transfer restrictions (CUSIP __________); or

          (b)       |_| a Restricted Definitive Debenture; or

          (c)       |_| an Unrestricted Definitive Debenture,

          in accordance with the terms of the First Supplemental Indenture.

                                    EXHIBIT C
                         FORM OF CERTIFICATE OF EXCHANGE


        Cinergy Global Resources, Inc.
        139 East Fourth Street
        Cincinnati, Ohio 45202

        The Fifth Third Bank
        38 Fountain Square Plaza
        Cincinnati, Ohio 45263

          Re:    6.20% Debentures due 2008 of Cinergy Global Resources, Inc.,
                    a Delaware corporation

                                    (CUSIP: )

          Reference is hereby made to the First Supplemental Indenture dated as of October 15, 1998 among Cinergy Global Resources, Inc. (the "Company") and The Fifth Third Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the First Supplemental Indenture.

          ____________________, (the "Owner") owns and proposes to exchange the Debenture[s] or interest in such Debenture[s] specified herein, in the principal amount of $_______________ in such Debenture[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

     1. Exchange of Restricted Definitive Debentures or Beneficial Interests in a Restricted Global Debenture for Unrestricted Definitive Debentures or Beneficial Interests in an Unrestricted Global Debenture

          (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Debenture to beneficial interest in an Unrestricted Global Debenture. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Debenture for a beneficial interest in an Unrestricted Global Debenture in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Debentures and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the First Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Debenture is being acquired in compliance with any applicable Blue Sky securities laws of any state of the United States.

          (b) |_| Check if Exchange is from beneficial interest in a Restricted Global Debenture to Unrestricted Definitive Debenture. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Debenture for an Unrestricted Definitive Debenture, the Owner hereby certifies (i) the Definitive Debenture is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Debentures and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the

          First Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and
          (iv) the Definitive Debenture is being acquired in compliance with any applicable Blue Sky securities laws of any state of the United States.

          (c) |_| Check if Exchange is from Restricted Definitive Debenture to beneficial interest in an Unrestricted Global Debenture. In connection with the Owner's Exchange of a Restricted Definitive Debenture for a beneficial interest in an Unrestricted Global Debenture, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Debentures and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the First Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and
        (iv) the beneficial interest is being acquired in compliance with any applicable Blue Sky securities laws of any state of the United States.

          (d) |_| Check if Exchange is from Restricted Definitive Debenture to Unrestricted Definitive Debenture. In connection with the Owner's Exchange of a Restricted Definitive Debenture for an Unrestricted Definitive Debenture, the Owner hereby certifies (i) the Unrestricted Definitive Debenture is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Debentures and pursuant to and in accordance with the Securities Act,
        (iii) the restrictions on transfer contained in the First Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Debenture is being acquired in compliance with any applicable Blue Sky securities laws of any state of the United States.

     2. Exchange of Restricted Definitive Debentures or Beneficial Interests in Restricted Global Debentures for Restricted Definitive Debentures or Beneficial Interests in Restricted Global Debentures.

          (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Debenture to Restricted Definitive Debenture. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Debenture for a Restricted Definitive Debenture with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Debenture is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the First Supplemental Indenture, the Restricted Definitive Debenture issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Debenture and in the First Supplemental Indenture and the Securities Act.

               (b) |_| Check if Exchange is from Restricted Definitive Debenture to beneficial interest in a Restricted Global Debenture. In connection with the Exchange of the Owner's Restricted Definitive Debenture for a beneficial interest in the [CHECK ONE] "144A Global Debenture," "Regulation S Global Debenture," with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Debentures and pursuant to and in accordance with the Securities Act, and in compliance with any applicable Blue Sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the First Supplemental Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Debenture and in the First Supplemental Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.




                                                          [Insert Name of Owner]
                                                          By:
                                                          Name:
                                                          Title: